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                    SARA LEE CORPORATION 1989 INCENTIVE STOCK PLAN

                           ARTICLE I - PURPOSE OF THE PLAN


    The purpose of the Sara Lee Corporation 1989 Incentive Stock Plan is to promote the long-term growth of Sara Lee Corporation by rewarding key management employees with a proprietary interest in Sara Lee Corporation for outstanding long-term performance and to attract, motivate and retain highly qualified and capable management employees.

                               ARTICLE II - DEFINITIONS

    Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

    2.1 "AWARD" means an award granted to a Participant under the Plan in the form of an Option or Restricted Stock, or any combination of the foregoing.

    2.2 "BOARD" means the Board of Directors of Sara Lee Corporation.

    2.3 "CORPORATION" means Sara Lee Corporation.

    2.4 "DISABILITY" means total disability as defined from time to time under the Sara Lee Corporation Long-Term Disability Plan.

    2.5 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    2.6 "FAIR MARKET VALUE" means the average between the highest and lowest quoted selling price per Share on the New York Stock Exchange Composite Transactions Tape on the Option Grant Date, provided that if there should be no sale of Shares reported on such date, the Fair Market Value of a Share on such date shall be deemed equal to the average between the highest and lowest sales prices of a Share on such Composite Tape for the last preceding date on which sales of Shares were reported.

    2.7 "INCENTIVE STOCK OPTION" means an Option which meets the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, or any successor law.

    2.8 "OPTION" means an option awarded under Article VIII to purchase Shares. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

    2.9 "OPTION EXERCISE PERIOD" means the period from the Option Grant Date to the date on which an Option expires.

    2.10 "OPTION GRANT DATE" means the date upon which the Committee grants an Option to an Optionee.


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    2.11 "OPTIONEE" means the employee of the Corporation to whom an Option has been granted.

    2.12 "NON-QUALIFIED STOCK OPTION" means an Option which does not meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, or any successor law.

    2.13 "PARTICIPANT" means an employee of the Corporation or any Subsidiary to whom an Award has been granted which has not terminated, expired or been fully exercised.

    2.14 "PLAN" means the Sara Lee Corporation 1989 Incentive Stock Plan, as may be amended and restated from time to time.

    2.15 "RESTRICTED PERIOD" means the period of time, which may be a single period or multiple periods, during which Restricted Stock awarded to a Participant remains subject to the restrictions imposed on such Shares, as determined by the Committee.

    2.16 "RESTRICTIONS" means the restrictions and conditions imposed on Restricted Stock awarded to a Participant, as determined by the Committee, which must be satisfied in order for the Restricted Stock to vest, in whole or in part, in the Participant.

    2.17 "RESTRICTED STOCK" means an award of Shares on which are imposed Restriction Period(s) and Restrictions which subject them to a "substantial risk of forfeiture" as defined in Section 83 of the Internal Revenue Code of 1986, as amended, or any successor law.

    2.18 "RESTRICTED STOCK AGREEMENT" means a written agreement between a Participant and the Corporation evidencing an award of Restricted Stock.

    2.19 "RESTRICTED STOCK AWARD DATE" means the date on which the Committee awarded Restricted Shares to the Participant.

    2.20 "RETIREMENT" means retirement from active employment with the Corporation or any Subsidiary pursuant to the terms and conditions of the pension or retirement plans of the Corporation applicable to the Participant.

    2.21 "SHARES" means shares of the Common Stock, par value $1.33 1/3 per share, of the Corporation.

    2.22 "STOCK OPTION AGREEMENT" means a written agreement between a Participant and the Corporation evidencing an award of an Option.

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    2.23 "SUBSIDIARY" means any domestic or foreign corporation or entity of which the Corporation owns, directly or indirectly, at least 20% of the total combined voting power of such corporation or other entity.

    In addition, the term "Change of Control" shall have the meaning set forth in Section 10.2.

                      ARTICLE III --- ADMINISTRATION OF THE PLAN

    3.1 ADMINISTRATOR OF PLAN. The Plan shall be administered by the Compensation and Employee Benefits Committee of the Board ("Committee") which shall be comprised of directors who are "Non-Employee Directors" as defined in Rule 16b-3 or any successor rule of the Securities and Exchange Commission.

    3.2 AUTHORITY OF COMMITTEE. The Committee shall have full power and authority to:

    (i) designate the Participant to whom Options or Restricted Stock may be awarded from time to time;

    (ii) determine the type of Award to be granted to each Participant under the Plan and the number of Shares subject thereto;

    (iii)determine the duration of the Restriction Period and the Restrictions to be imposed with respect to each Award;

    (iv) interpret and construe the Plan and to adopt such rules and regulations it shall deem necessary and advisable to implement and administer the Plan;

    (v) approve the form and terms and conditions of the Restricted Stock Agreement or the Stock Option Agreement, as the case may be between the Corporation and the Participant; and

    (vi) designate persons other than members of the Committee to carry out its responsibilities, subject to such limitations, restrictions and conditions as it may prescribe, provided that the Committee may not delegate its authority (a) with respect to the granting of awards to persons subject to Sections 16(a) and 16(b) of the Exchange Act or (b) if such delegation would cause the Plan not to comply with the requirements of Rule 16b-3 or any successor rule under the Exchange Act.

such determinations to be made in accordance with the Committee's best business judgment as to the best interests of the Corporation and its stockholders and in accordance with the purposes of the Plan.

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    3.3 DETERMINATIONS OF COMMITTEE.  A majority of the Committee shall constitute a quorum at any meeting of the Committee, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or a meeting of the Committee by a written consent signed by all members of the Committee.

    3.4 DELEGATION. The Committee may delegate such non-discretionary administrative duties under the Plan to one or more agents as it shall deem necessary and advisable.

    3.5 EFFECT OF COMMITTEE DETERMINATIONS. No member of the Committee or the Board shall be personally liable for any action or determination made in good faith with respect to the Plan or any Award or to any settlement of any dispute between a Participant and the Corporation. Any decision made or action taken by the Committee or the Board with respect to an Award or the administration or interpretation of the Plan shall be conclusive and binding upon all persons.

                         ARTICLE IV --- AWARDS UNDER THE PLAN

    Awards which may be made to a Participant under the Plan may be in the form of a Non-Qualified Stock Option, an Incentive Stock Option or Restricted Stock, or a combination thereof, at the discretion of the Committee. If an Option is designated as an Incentive Stock Option, the terms of such Option shall be in conformance with Section 422 of the Internal Revenue Code of 1986, as amended, or any successor law.

                              ARTICLE V --- ELIGIBILITY

    The Participants in the Plan shall be the officers and key management employees of the Corporation and its Subsidiaries as designated by the Committee. A Participant who has been granted an Award under the Plan may be granted additional Awards under the Plan under such circumstances and at such times as the Committee may determine.

                        ARTICLE VI --- SHARES SUBJECT TO PLAN

    Subject to adjustment as provided in Article XIV, the aggregate number of Shares which may be issued and released from Restrictions upon the exercise of Options and the vesting of Restricted Stock, respectively, shall not exceed 11,000,000 Shares, plus any Shares which as of the effective date of the Plan are reserved for issuance under the Corporation's 1979 Stock Option Plan, 1981 Incentive Stock Option Plan, and 1988 Non-Qualified Stock Option Plan and which are not thereafter issued.

                      ARTICLE VII --- TRANSFERABILITY OF AWARDS

    Awards granted under the Plan shall not be transferable or assignable other than by will or the laws of descent and distribution, except that the Committee may provide for the transferability of any particular Award in the manner set forth in the related Award agreement.

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                               ARTICLE VIII --- OPTIONS

    Options granted under the Plan shall be subject to the following terms and conditions:

    (A) OPTION PRICE. The option price per share under each Option granted by the Committee shall be not less than 100% of the Fair Market Value per share on the Option Grant Date.

    (B) EXERCISE OF OPTIONS. Each Option shall be exercisable on the dates and for the number of Shares as shall be provided in the Stock Option Agreement, provided that (i) no Option shall be exercisable earlier than six months after the Option Grant Date, (ii) in no event shall the period of time over which the Option may be exercised exceed ten years from the Option Grant Date, (iii) an Option granted to an Optionee who is a resident of the Netherlands and subject to the personal income tax laws of the Netherlands may become exercisable immediately after the Option Grant Date, and (iv) the Committee shall have full authority to grant Options to Executives (as defined in the Supplement described below) who are subject to the personal income tax laws of the United Kingdom and employed by the Corporation or any of its subsidiaries pursuant to the terms and conditions of the Supplement attached hereto which sets forth a plan approved by the United Kingdom's Finance Act 1984. The Supplement may be amended from time to time so that its terms and conditions will comply with the applicable requirements of United Kingdom law.

    Shares shall be issued to the Optionee pursuant to the exercise of an Option only upon receipt by the Corporation from the Optionee of payment in full either in cash or by submitting acceptable proof to the Committee of the ownership of Shares which have been owned by the Optionee for at least six months prior to the date of exercise of the Option, or a combination of both, in an amount or having a combined value equal to the aggregate purchase price for the Shares subject to the Option or portion thereof being exercised. The Shares issued to an Optionee for the portion of any Option exercised by submitting proof of acceptable ownership of Shares shall not exceed the number of Shares covered by the respective Option less the number of Shares for which proof of ownership is submitted. The value of owned Shares for which proof of ownership is submitted in full or partial payment for the Shares purchased upon the exercise of an Option shall be equal to the aggregate Fair Market Value of such owned Shares on the date of the exercise of such Option.

    In the discretion of the Committee, payment for any Shares subject to an Option may also be made by delivering a properly executed exercise notice to the Corporation, together with a copy of irrevocable instructions to a broker to deliver promptly to the Corporation the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Corporation may enter into agreements for coordinated procedures with one or more brokerage firms.

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    (C) REPLACEMENT OPTIONS.  The Committee may provide either at the time of grant or subsequently that an Option include the right to acquire a replacement option. An Option which provides for the grant of a replacement option shall entitle the Participant, upon exercise of the Option (in whole or in part) prior to termination of employment of the Participant and satisfaction of the option price in Shares, to receive a replacement option. In addition to any other terms and conditions the Committee deems appropriate, the replacement option shall be subject to the following terms: the number of Shares shall not exceed the number of whole Shares used to satisfy the Option price of the original Option and the number of whole shares, if any, withheld by the Corporation as payment for withholding taxes in accordance with Article XI hereof, the Option Grant Date will be the date of the exercise of the original Option, the option price per share shall be the Fair Market Value on the Option Grant Date, the replacement option shall be exercisable no earlier than six months after the Option Grant Date, the Option term will not extend beyond the term of the original Option, and the replacement option shall be a Non-Qualified Option and shall otherwise meet all conditions of this Article VIII. A replacement option may also be granted with respect to any option granted under the Corporation's 1979 Stock Option Plan, 1981 Incentive Stock Option Plan and 1988 Non-Qualified Stock Option Plan. The Committee may rescind the replacement option at any time prior to the replacement option becoming exercisable without the consent of the Participant.

    (D) COMPLIANCE WITH RULE 16(B)-3. To the extent that the provisions in subparagraph (b) and (c) above on the number of Shares that can be issued under the Plan do not conform with Rule 16b-3 under the Exchange Act as adopted and interpreted by the Securities and Exchange Commission, the Committee shall make such modification in the determination of share usage and issuance so as to conform the Plan and any Options granted hereunder to the Rule's requirements, provided, however, that any such modification shall not increase the number of Shares beyond the Shares specified in Article VI.

    (E) TERMINATION OF EMPLOYMENT OF OPTIONEE. The Committee shall have authority to determine the circumstances under which Awards of options will vest upon termination of employment of the optionee for any reason. Such provisions will be contained in the Option Agreement given to each Optionee.

                           ARTICLE IX --- RESTRICTED STOCK

    91. TERMS OF RESTRICTED STOCK AWARDS. Subject to and consistent with the provisions of the Plan, with respect to each Award of Restricted Stock to a Participant, the Committee shall determine:

    (a) the terms and conditions of the Restricted Stock Agreement between the Corporation and the Participant evidencing the Award;

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    (b) the Restriction Period for all or a portion of the Award;

    (c) the Restrictions applicable to the Award, including, but not limited to, continuous employment with the Corporation or any of its Subsidiaries for a specified term or the attainment of specific corporate, divisional or individual performance standards or goals, which Restriction Period and Restrictions may differ with respect to each Participant;

    (d) whether the Participant shall receive the dividends and other distributions paid with respect to an award of the Restricted Stock as declared and paid to the holders of the Shares during the Restriction Period or shall be withheld by the Corporation for the account of the Participant until the Restriction Periods have expired or the Restrictions have been satisfied, and whether interest shall be paid on such dividends and other distributions withheld, and if so, the rate of interest to be paid, or whether such dividends may be reinvested in Shares;

    (e) the percentage of the Award which shall vest in the Participant in the event of death, Disability or Retirement prior to the expiration of the Restriction Period or the satisfaction of the Restrictions applicable to an award of Restricted Stock; or

    (f) notwithstanding the Restriction Period and the Restrictions imposed on the Restricted Shares, as set forth in a Restricted Stock Agreement, whether to shorten the Restriction Period or waive any Restrictions, if the Committee concludes that it is in the best interests of the Corporation to do so.

    9.2 DELIVERY OF SHARES. Upon an Award of Restricted Stock to a Participant, the stock certificate representing the Restricted Stock shall be issued and transferred to and in the name of the Participant, whereupon the Participant shall become a stockholder of the Corporation with respect to such Restricted Stock and shall be entitled to vote the Shares. Such stock certificates shall be held in custody by the Corporation, together with stock powers executed by the Participant in favor of the Corporation, until the Restriction Period expires and the Restrictions imposed on the Restricted Stock are satisfied.


                           ARTICLE X --- CHANGE OF CONTROL

    10.1 EFFECT OF CHANGE OF CONTROL. Upon the occurrence of an event of "Change of Control", as defined below:

    (a) any and all outstanding Options shall become immediately exercisable;

    (b) the Restriction Period and Restrictions imposed on the Restricted Stock shall lapse, and the Restricted Stock shall vest in the Participant to the extent determined by the Committee; and

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    (c) within ten business days after the occurrence of a Change of Control, the certificates representing the Restricted Stock so vested, without any restrictions or legend thereon, shall be delivered to the Participant, and any dividends and distributions paid with respect to the Restricted Stock which were escrowed during the Restriction Period and the earnings thereon shall be paid to the Participant.

    10.2 DEFINITION OF CHANGE OF CONTROL. A "Change of Control" shall occur when:

    (a) a "Person" (which term, when used in this Section 10.2, shall have the meaning it has when it is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (other than the Corporation, any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, or any corporation, owned, directly or indirectly, by the shareholders of the Corporation in substantially the same proportions as their ownership of Voting Stock (as defined below) of the Corporation) is or becomes, without the prior consent of a majority of the Continuing Directors of the Corporation (as defined below), the "Beneficial Owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of Voting Stock (as defined below) representing twenty percent or more the combined voting power of the Corporation's then outstanding securities; or

    (b) the stockholders of the Corporation approve a definitive agreement or plan to merge or consolidate the Corporation with or into another corporation (other than a merger or consolidation which would result in the Voting Stock (as defined below) of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation), or to sell, or otherwise dispose of, all or substantially all of the Corporation's property and assets, or to liquidate the Corporation; or

    (c) the individuals who are Continuing Directors of the Corporation (as defined below) cease for any reason to constitute at least a majority of the Board of the Corporation.

    The term "Continuing Director" means (i) any member of the Board who is a member of the Board on June 29, 1989, or (ii) any person who subsequently becomes a member of the Board whose nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors. The term "Voting Stock" means all capital stock of the Corporation which by its terms may be voted on all matters submitted to stockholders of the Corporation generally.

                         ARTICLE XI --- WITHHOLDING OF TAXES

    Federal, state or local law may require the withholding of taxes applicable to gains resulting from an Award. The Committee may, in its discretion and subject to such rules as it may adopt, permit the Participant to pay all or a portion of the federal, state or local withholding taxes arising in connection

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with an Award by electing to (i) have the Corporation withhold Shares,
(ii) tender back Shares received in connection with such Award or
(iii) deliver other previously owned Shares, under each election such Shares having a Fair Market Value on the date specified in the rules adopted by the Committee equal to the amount to be withheld.

                   ARTICLE XII --- NO RIGHT TO CONTINUED EMPLOYMENT

    Neither the establishment of the Plan nor the granting of an Award shall confer upon any Participant any right to continue in the employ of the Corporation or any of its Subsidiaries or interfere in any way with the right of the Corporation or any of its Subsidiaries to terminate such employment at any time. No Award shall be deemed to be salary or compensation for the purpose of computing benefits under any employee benefit, pension or retirement plans of the Corporation or any of its Subsidiaries, unless the Committee shall determine otherwise.

                      ARTICLE XIII --- AMENDMENT AND TERMINATION

    The terms and conditions applicable to any Award may thereafter be amended or modified by mutual agreement between the Corporation and the Participant or such other persons as may then have an interest therein. Also, by mutual agreement between the Corporation and a Participant in the Plan or under any other present or future plan of the Corporation, stock options or other awards may be granted to a Participant in substitution and exchange for, and in cancellation of, any Awards previously granted such Participant under the Plan, or under any other present or future plan of the Corporation. The Board may amend the Plan from time to time or terminate the Plan at any time. However, no action authorized by this Article shall reduce the amount of any existing Award or adversely change the terms and conditions thereof without the Participant's consent.

                        ARTICLE XIV --- ADJUSTMENT PROVISIONS

    14.1 If the Corporation shall at any time change the number of issued
Shares without new consideration to the Corporation (such as by stock dividend, stock split, recapitalization, reorganization, exchange of shares, liquidation, combination or other change in corporate structure affecting the Shares) or make a distribution of cash or property which has a substantial impact on the value of issued Shares, the total number of Shares reserved for issuance under the Plan shall be appropriately adjusted and the number of Shares covered by each outstanding Award and the option price for each outstanding Option shall be adjusted so that the aggregate consideration payable to the Corporation and the value of each such Award shall not be changed.

    14.2 Notwithstanding any other provision of the Plan, and without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance, continuation or assumption of Awards or provide for other equitable adjustments after changes in the Shares resulting from any merger, consolidation, sale of assets, acquisition of property of stock, recapitalization, reorganization or similar occurrence in which the Corporation is the continuing or surviving corporation, upon such terms and conditions as it may deem equitable and appropriate.

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    14.3 In the case of any sale of assets, merger, consolidation or combination of the Corporation with or into another corporation other than a transaction in which the Corporation is the continuing or surviving corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof (an "Acquisition"), any Participant to whom an Option has been granted under the Plan shall have the right (subject to the provisions of the Plan and any limitation applicable to the Option) thereafter and during the term of the Option, to receive upon exercise thereof the Acquisition Consideration (as defined below) receivable upon the Acquisition by a holder of the number of Shares which might have been obtained upon exercise of the Option or portion thereof, as the case may be, immediately prior to the Acquisition. The term "Acquisition" Consideration shall mean the kind and amount of shares of the surviving or new corporation, cash, securities, evidence of indebtedness, other property or any combination thereof receivable in respect of one Share of the Corporation upon consummation of an Acquisition.

                            ARTICLE XV --- EFFECTIVE DATE

    The Plan shall become effective, as amended, on August 29, 1991, subject to the approval of a majority of Shares and other voting shares represented and entitled to vote at the annual meeting of stockholders on October 31, 1991. If such approval is not obtained, the Plan shall remain in effect as approved by the stockholders on October 26, 1989.



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Adopted by the Board of Directors on August 29, 1991, amended on January 30,
1997 and amended on June 26, 1997.